UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2011

Glimcher Realty Trust
(Exact name of Registrant as specified in its Charter)

Maryland	001-12482	31-1390518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

180 East Broad Street, Columbus, Ohio	43215
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (614) 621-9000
N/A
(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry Into a Material Definitive Agreement.

On December 20, 2011, Glimcher Realty Trust (the “Registrant”) and Glimcher Properties Limited Partnership (the “Partnership”) entered into amendments (the “Amendments”) to the Equity Distribution Agreements, dated May 16, 2011, with each of KeyBanc Capital Markets Inc. and Wells Fargo Securities, LLC (together, the “Sales Agents”), to sell the Registrant’s common shares of beneficial interest, par value $0.01 per share (the “Securities”).  The sole purpose of the Amendments was to increase the aggregate sale price of the Securities that may be offered and sold pursuant to the Registrant’s “at the market” equity offering program from $100,000,000 to $200,000,000.  Further details regarding the Equity Distribution Agreements and the “at the market” equity offering are set forth in the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on May 16, 2011, which is incorporated herein by reference.

The Sales Agents and their affiliates have provided, and may in the future provide, various investment banking, commercial banking, fiduciary and advisory services to the Registrant from time to time for which they have received, and may in the future receive, customary fees and expenses.  In addition, KeyBank National Association, an affiliate of KeyBanc Capital Markets Inc., serves as administrative agent under the Registrant’s corporate credit facility and KeyBanc Capital Markets Inc. serves as lead arranger and book manager.  Wells Fargo Bank, N.A., an affiliate of Wells Fargo Securities, LLC, is a lender under the Registrant’s corporate credit facility.  To the extent any proceeds from the sale of the Securities are used to reduce amounts outstanding under the Registrant’s corporate credit facility, such affiliates will receive a portion of such proceeds.

The Securities will be issued pursuant to the Registrant’s shelf registration statement on Form S-3 (File No. 333-172462). The Registrant filed a prospectus supplement, dated May 16, 2011 with the Commission in connection with the offer and sale of the Securities, which was supplemented by a prospectus supplement addendum filed with the Commission on December 20, 2011.

Copies of the Amendments to the Equity Distribution Agreements are attached to this Current Report on Form 8-K as Exhibits 1.1 and 1.2, and are incorporated by reference herein.  The foregoing description of the material terms of the Amendments does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 8.01.                      Other Events.

On December 20, 2011, Squire, Sanders & Dempsey (US) LLP delivered its legal opinion with respect to the Securities to be issued pursuant to the Equity Distribution Agreements, as amended, a copy of which is attached to this Current Report on Form 8-K as Exhibit 5.1, and is incorporated by reference herein.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

1.1	Amendment No. 1 to Equity Distribution Agreement, dated December 20, 2011, among the Registrant and the Partnership, on the one hand, and KeyBanc Capital Markets Inc., on the other hand.

1.2	Amendment No. 1 to Equity Distribution Agreement, dated December 20, 2011, among the Registrant and the Partnership, on the one hand, and Wells Fargo Securities, LLC, on the other hand.

5.1	Opinion of Squire, Sanders & Dempsey (US) LLP.

23.1	Consent of Squire, Sanders & Dempsey (US) LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Glimcher Realty Trust (Registrant)

Date: December 20, 2011	By:	/s/ Mark E. Yale
Mark E. Yale Executive Vice President, Chief Financial Officer and Treasurer